OPTIMUM FUND TRUST

Optimum Large Cap Growth Fund
Optimum Large Cap Value Fund
Optimum Small-Mid Cap Growth Fund
Optimum Small-Mid Cap Value Fund
Optimum International Fund
Optimum Fixed Income Fund
(each a "Fund" and collectively, the "Funds")

Supplement to the Statement of Additional Information dated July 29, 2011

At a meeting on June 20, 2012, the Board of Trustees for the Funds approved a change in the minimum credit rating for the Funds’ swap, cap, floor and collar counterparties.  The following sentence replaces the sentence regarding the credit rating of swap, cap, floor and collar counterparties in the section entitled, “Investment Strategies and Risks – Swaps, Caps, Floors, and Collars.”

A Fund will not be permitted to enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least BBB- by S&P or Baa3 by Moody’s or is determined to be of equivalent credit quality by the investment adviser.

Please keep this Supplement for future reference.

This Supplement is dated June 21, 2012